SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2004
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Tennessee                001-11421                61-0502302
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 (State or Other Jurisdiction     (Commission             (I.R.S. Employer
       of Incorporation)           File Number)           Identification No.)


              100 Mission Ridge
          Goodlettsville, Tennessee                          37072
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   (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 26, 2004, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the second quarter ended July 30, 2004, and the conference call to be held to discuss such results. The news release is attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.


ITEM 7.01.   REGULATION FD DISCLOSURE

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.


ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial Statements.  None.
        (b)  Pro Forma Financial Information.  None.
        (c) Exhibits. See Exhibit Index immediately following the signature page hereto.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 26, 2004                 DOLLAR GENERAL CORPORATION
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                                      By: /s/ Susan S. Lanigan
                                          --------------------------------------
                                          Susan S. Lanigan
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary




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                                  EXHIBIT INDEX

Exhibit No.           Description
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   99                 News release dated August 26, 2004.